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                                                    Exhibit 10.32
                       MEDIA GENERAL, INC.

        RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

                     Effective May 19, 1995



     1.   Purpose.  The purpose of this Plan is to attract and

retain qualified persons of experience and ability, who are not employees or former employees of the Company, for service as members of the Board of Directors by granting them shares of the

Company's Class A Common Stock, subject to certain restrictions set forth below, to compensate them for their contributions to the growth and profits of the Company and thereby to align their compensation with the long-term growth and profitability of the

Company.

     2.   Definitions.

          (a)  "Act" shall mean The Securities Exchange Act of

1934, as amended.

          (b)  "Annual Director's Fee" shall mean the annual fee

paid by the Company to each Eligible Director of the Company,

which fee may be modified from year to year.

          (c)  "Board" shall mean the Board of Directors of the

Company.

          (d)  "Committee" shall mean the Compensation and Stock

Option Committee, as appointed from time to time by the Board.

          (e)  "Common Stock" shall mean Class A Common Stock of

Media General, Inc.

          (f)  "Company" shall mean Media General, Inc.

          (g)  "Director" shall mean any member of the Board.

          (h)  "Disability" shall mean the Recipient's inability

to perform the services required by his position on the Board  by reason of any medically determinable physical or mental

impairment which can be expected to result in death or to be of long-continued and indefinite duration.

          (i)  "Effective Date" shall mean the date specified in

Section 14 hereof.

          (j)  "Eligible Director" or "Non-Employee Director"

shall mean any Director who is not an employee or former employee of the Company or any of its subsidiaries or affiliates.

          (k)  "Plan" shall mean this Media General, Inc.,

Restricted Stock Plan for Non-Employee Directors.

          (l)  "Recipient" shall mean an Eligible Director of the

Company to whom Restricted Shares are allocated pursuant to this

Plan, or his designated beneficiary, surviving spouse, estate or legal representative; but for the purposes hereof, any

beneficiary, spouse, estate or legal representative shall be considered as one person with the Eligible Director.

          (m)  "Restricted Period" shall mean the period of time

from the date of grant of the Restricted Stock until the earliest to occur of the events described in Section 6(c) hereof.

          (n)  "Restricted Shares" shall mean the shares of

Class A Common Stock of the Company reserved pursuant to Section

3 hereof and any such shares allocated or issued to a Recipient pursuant to this Plan.

          (o)  "Subsidiary" or "Subsidiaries" shall mean a

corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the voting power for the election of directors.

          (p)  "Year of Board Membership" shall mean 365

consecutive days of Board Membership.



          3.   Restricted Share Reserve.  There shall be

established a Restricted Share Reserve to which shall be credited

20,000 Restricted Shares.  In the event that the shares of Class

A Common Stock of the Company should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification,

reorganization, merger, consolidation, recapitalization or

otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other

securities of the Company or of another corporation, the number of shares then remaining in the Restricted Share Reserve shall be appropriately adjusted to reflect such action.  If any such

adjustment shall result in a fractional share, such fraction shall be disregarded.  Upon the allocation of shares hereunder,

the Restricted Share Reserve shall be reduced by the number of

Restricted Shares so allocated, and upon the forfeiture of

Restricted Shares pursuant to Section 7 hereof, the Restricted

Share Reserve shall be increased by such number of Restricted

Shares, and such Restricted Shares again may be the subject of allocations hereunder.  All authorized and unissued shares issued as Restricted Shares in accordance with the Plan shall be fully paid and non-assessable shares and free from preemptive rights.

     4.   Eligibility and Making of Allocations.  Only Eligible

Directors of the Company shall receive an allocation of

Restricted Shares pursuant to the Plan.  Each Eligible Director shall receive the equivalent of $10,000 every other year in the form of Restricted Shares as part of such Eligible Director's

Annual Director's Fee.  The number of Restricted Shares so

allocated shall be based upon the closing price on the principal exchange upon which the Company's Class A Common Stock is listed on the trading day immediately preceding the date of grant.  The date of grant for purposes of the initial award made pursuant to this Plan shall be the day of the Board of Directors' meeting immediately following the 1995 Annual Meeting of Stockholders;

all subsequent dates of grants shall be the date of the

Committee's regular January meeting in a year in which an award is to be made.

     The aggregate number of Restricted Shares which may be

allocated pursuant to this Plan shall not exceed the amount

available therefor in the Restricted Share Reserve.

     5.   Form of Allocations.  Each allocation pursuant to

Section 4 hereof shall specify the number of Restricted Shares subject thereto.

     At the time of making any allocation, the Committee shall

advise the Recipient and the Company thereof by delivery of

written notice.

     The Company shall take such action as shall be necessary to cause any Restricted Shares issued pursuant to this Plan and not previously listed to be listed on the American Stock Exchange and/or such other exchanges on which shares of the same class as the Restricted Shares then are listed.

     The Recipient agrees that at such time that the value of the

Restricted Shares are included in his taxable income, the Company may withhold the applicable federal and state income taxes from any payments that then are due to the Recipient from the Company as required by law or requested by the Recipient and that, if the amount that then is due to the Recipient from the Company is not sufficient to cover the applicable federal and state tax with-

holding that is required, the Recipient shall pay the amount of the shortfall to the Company.  The Company shall not be required to release the certificates evidencing the Recipient's ownership of Restricted Shares until all of the applicable federal and state tax withholding requirements relating to the Recipient have been satisfied.

     6.   Restrictions.

          (a) After an allocation pursuant to Section 4 hereof,

the applicable Restricted Shares shall be duly issued or

transferred forthwith, and a certificate or certificates for such shares shall be issued in the Recipient's name.  The Recipient thereupon shall be a stockholder with respect to all the

Restricted Shares represented by such certificate or

certificates, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Section 6(b) hereof) paid with respect to such shares; provided, however, that such shares shall be subject to and imprinted with the terms of the legend specified in Section

6(d) hereof,  and the transfer agent for the Common Stock shall be instructed to like effect in respect of such shares.  In aid of such restrictions, the Company shall retain the certificate(s)

therefor, and the Recipient shall deposit a stock power or other instrument of transfer, appropriately endorsed in blank, with an officer designated by the Committee, which officer shall retain possession of such certificates until the Restricted Period

(described in (c) below) expires.

          (b)  In the event that as the result of a stock split

or stock dividend or combination of shares or any other change or exchange for other securities by reclassification,

reorganization, merger, consolidation, recapitalization or

otherwise, the Recipient, as the owner of Restricted Shares

subject to restrictions hereunder, shall be entitled to new or additional or different shares of stock or securities, and the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, together with an instrument of transfer appropriately endorsed, also shall be imprinted with  the legend specified in Section 6(d), and all provisions of the Plan relating to restrictions and lapse of restrictions herein set forth thereupon shall be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if the Recipient shall

receive rights, warrants or fractional interests in respect of any of such Restricted Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such

fractional interests may be settled, by the Recipient free and clear of the restrictions hereafter set forth.

          (c)  The term "Restricted Period" with respect to

Restricted Shares (after which restrictions shall lapse) shall mean a period specified by the Board commencing on the date of allocation of such Restricted Shares to the Recipient and ending on the date that is no more than ten (10) years after the date of allocation of such shares.  Notwithstanding the foregoing, at the time Restricted Shares are allocated, the Committee may establish performance targets which, if met, will accelerate the

termination of the Restricted Period for all or a portion of the

Restricted Shares so allocated.  The performance targets, if any,

and the number of Restricted Shares affected shall be set forth in the notice given to the Recipient pursuant to Section 5

hereof.





          (d)  The restrictions to which Restricted Shares shall

be subject and the legend to be imprinted on certificates

representing the Restricted Shares shall be as follows:

               During the Restricted Period applicable to such shares, and except as otherwise specifically provided in the Plan, none of such shares shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of.

     7.   Forfeiture of Restricted Shares.

          (a)  If a Recipient's status as an Eligible Director

should be terminated during the Restricted Period on account of his death, Disability or retirement, the unvested portion of the

Restricted Shares issued to him shall be forfeited and returned to the Company.  For this purpose, if the Restricted Period has not been terminated previously through the attainment of the applicable performance targets, it shall be assumed that

Restricted Shares vest ratably over the one hundred and twenty

(120) month period after the Restricted Shares are allocated.

          (b) Notwithstanding Section 7(a) hereof, if a

Recipient's status as an Eligible Director is terminated upon the completion of five (5) or more Years of Board Membership after a date of grant of Restricted Stock, and such termination occurs by reason of death, Disability or retirement, then all shares so allocated as to which the Restricted Period has not been

terminated previously through the attainment of applicable

performance targets shall vest upon such death, Disability or retirement.

          (c) Nothing contained in this Section 7 or elsewhere in

this Plan shall preclude the transfer of vested Restricted Shares on the death or Disability of the Recipient to his legal

representatives or his estate or preclude such representatives from transferring such shares, or any of them, to the person or persons entitled thereto by will or by the laws of descent and distribution; provided, however, that any shares so transferred as to which such restrictions shall not have lapsed shall

continue to be subject to all restrictions and obligations with respect thereto imposed by the Plan.

          (d)  All notices in writing required pursuant to this

Section 7 shall be sufficient only if actually delivered or if sent via registered or certified mail, postage prepaid, to the

Company at its principal office and conclusively shall be deemed given on the date of delivery, if delivered, or on the first business day following the date of such mailing, if mailed.

     8.   Finality of Determinations.  The Committee shall

administer this Plan and construe its provisions. Any

determination by the Committee in carrying out, administering or construing this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors,

assigns and personal representatives.

     9.   Limitations.

          (a)  Nothing in the Plan shall be deemed to create any

obligation on the part of the Board to nominate any Director for re-election by the Company's stockholders nor confer upon any

Director the right to remain a member of the Board.

          (b)  Recipients of allocations shall have no rights in

respect thereof except as set forth in the Plan.  Such rights may not be assigned or transferred except by will or by the laws of descent and distribution, and in the event that any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or

otherwise dispose of any Restricted Shares held by the Recipient during the Restricted Period (except those as to which the

Restricted Period previously has been terminated through the attainment of the applicable performance targets), then the

shares which are the subject of such attempted disposition shall be deemed forfeited.  Before the actual issuance of Restricted

Shares, no such shares shall be earmarked for the Recipients'

accounts, nor shall the Recipients have any rights as

stockholders with respect to such shares.

     10.  Amendment, Suspension or Termination of the Plan in

Whole or in Part.  The Board may amend, suspend or terminate the

Plan in whole or in part at any time; provided that any amendment shall not adversely affect rights or obligations with respect to allocations theretofore made; and provided further that no

modification of the Plan by the Board without approval of the stockholders shall (a) increase the maximum number of Restricted

Shares reserved pursuant to Section 3; (b) change the provisions of Section 3 with respect to the aggregate number of Restricted

Shares which may be allocated under the Plan; or (c) change the classification of Eligible Director for the purpose of receiving

Restricted Shares under the Plan.  Notwithstanding the foregoing,

the Plan shall not be amended more than once every six months,

other than to comport with changes in the Internal Revenue Code,

the Employee Retirement Income Security Act or the rules

thereunder.  The Company intends that the Plan and the grants of

Restricted Stock hereunder shall comply with the conditions of

Rule 16b-3 of the Act and qualify for the exemption from Section

16(b) of the Act as a "formula plan."  Should any additional provisions be necessary in order to so comply, the Board may amend the Plan accordingly, without the necessity of obtaining the approval of the Company's stockholders.

     11.  Governing Law.  The Plan shall be governed by the laws of the Commonwealth of Virginia.

     12.  Expenses of Administration.  All costs and expenses

incurred in the operation and administration of this Plan shall be borne by the Company.

     13.  Regulatory Compliance and Listing.  The issuance or

delivery of any Restricted Shares may be postponed by the Company for such period as may be required to comply with any applicable requirements under the federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such shares, and the Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof shall constitute a violation of any provision of any law or any regulation of any governmental authority or any national securities exchange.

     14.  Effective Date.  The Plan shall be adopted by the Board and submitted to the stockholders of the Company for approval at the Annual Meeting of Stockholders to be held on May 19, 1995.

The Plan shall become effective upon the affirmative vote of a majority of the Class A and Class B stockholders voting together and not as separate classes.